(2_FIDELITY_LOGOS)FIDELITY

NEW MARKETS INCOME
FUND
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     18   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    22   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    28   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            29

PROXY RESULTS            30

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                            PAST 1   LIFE OF
                                                           YEAR     FUND

FIDELITY NEW MARKETS INCOME                                17.52%   107.86%

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS               13.02%   N/A

EMERGING MARKETS DEBT FUNDS AVERAGE                        13.80%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to those of the J.P. Morgan Emerging Markets Bond Index Plus - a market capitalization weighted total return index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 27 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                PAST 1   LIFE OF
                                               YEAR     FUND

FIDELITY NEW MARKETS INCOME                    17.52%   16.99%

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS   13.02%   N/A

EMERGING MARKETS DEBT FUNDS AVERAGE            13.80%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971231 19980122 102222 S00000000000001
             New Markets Income          JP Emg Mkt Bond Index
             00331                       JP001
  1993/05/04      10000.00                    10000.00
  1993/05/31      10300.87                    10333.23
  1993/06/30      10710.66                    10694.64
  1993/07/31      11253.11                    11140.58
  1993/08/31      11586.74                    11364.17
  1993/09/30      11955.99                    11513.02
  1993/10/31      12900.58                    12483.31
  1993/11/30      13042.02                    12358.35
  1993/12/31      13883.68                    13113.02
  1994/01/31      14404.11                    13148.55
  1994/02/28      12954.23                    12054.52
  1994/03/31      11006.80                    10675.65
  1994/04/30      10542.95                    10680.55
  1994/05/31      11095.86                    11418.07
  1994/06/30      10464.54                    10498.62
  1994/07/31      10752.29                    10756.51
  1994/08/31      11938.20                    11525.27
  1994/09/30      12528.12                    11638.59
  1994/10/31      12291.04                    11309.04
  1994/11/30      12238.94                    11424.20
  1994/12/31      11585.89                    10663.40
  1995/01/31      10244.50                    10294.64
  1995/02/28       9514.84                     9758.04
  1995/03/31       9213.43                     9482.39
  1995/04/30       9862.05                    10500.46
  1995/05/31      10518.02                    11425.42
  1995/06/30      10659.69                    11647.17
  1995/07/31      10678.43                    11655.74
  1995/08/31      11026.21                    11930.78
  1995/09/30      11455.38                    12341.81
  1995/10/31      11377.65                    12215.01
  1995/11/30      11743.18                    12642.57
  1995/12/31      12509.53                    13600.61
  1996/01/31      13426.92                    14798.16
  1996/02/29      12701.78                    13758.65
  1996/03/31      12839.61                    14111.49
  1996/04/30      13515.35                    14821.44
  1996/05/31      13894.84                    15005.82
  1996/06/30      14254.79                    15421.13
  1996/07/31      14387.90                    15538.74
  1996/08/31      14906.81                    16042.88
  1996/09/30      16125.36                    17021.13
  1996/10/31      16574.14                    17089.13
  1996/11/30      17521.71                    18045.94
  1996/12/31      17687.29                    18246.86
  1997/01/31      18443.09                    18905.97
  1997/02/28      18765.22                    19245.33
  1997/03/31      18014.98                    18494.33
  1997/04/30      18635.49                    19122.21
  1997/05/31      19470.77                    19890.35
  1997/06/30      20091.13                    20352.83
  1997/07/31      20976.37                    21334.15
  1997/08/31      20850.07                    21124.04
  1997/09/30      21518.36                    21831.42
  1997/10/31      19407.58                    19481.84
  1997/11/30      20139.53                    20516.75
  1997/12/31      20786.22                    21194.30
IMATRL PRASUN   SHR__CHT 19971231 19980122 102224 R00000000000059
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity New Markets Income Fund on May 4, 1993, when the fund started. As the chart shows, by December 31, 1997, the value of the investment would have grown to $20,786 - a 107.86% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,194 - a 111.94% increase.
UNDERSTANDING
PERFORMANCE
MANY MARKETS AROUND THE
GLOBE OFFER THE POTENTIAL FOR
SIGNIFICANT GROWTH OVER TIME;
HOWEVER, INVESTING IN FOREIGN
MARKETS MEANS ASSUMING
GREATER RISKS THAN INVESTING IN
THE UNITED STATES. FACTORS LIKE
CHANGES IN A COUNTRY'S
FINANCIAL MARKETS, ITS LOCAL
POLITICAL AND ECONOMIC CLIMATE,
AND THE FLUCTUATING VALUE OF ITS
CURRENCY CREATE THESE RISKS. FOR
THESE REASONS AN INTERNATIONAL
FUND'S PERFORMANCE MAY BE
MORE VOLATILE THAN A FUND THAT
INVESTS EXCLUSIVELY IN THE UNITED
STATES.
(CHECKMARK)
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997    PAST 1         PAST 6         PAST 1
                                   MONTH          MONTHS         YEAR

DIVIDENDS PER SHARE                40.29(CENTS)   87.48(CENTS)   131.77(CENTS)

ANNUALIZED DIVIDEND RATE           34.48%         12.06%         9.44%

30-DAY ANNUALIZED YIELD            8.11%          -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $13.76 over the past one month, $14.39 over the past six months and $13.96 over the past one year, you can compare the fund's income over these three periods.
The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The year that ended December 31,
1997, displayed the complexity and
variety of the world's financial
markets. The serenity of low interest
rates and subdued inflation that had
boosted a number of markets was
rudely interrupted in late October
when Asian markets stumbled
dramatically. Developed-market
government bonds benefited from
this crisis, as investors sought the
perceived safety of high-quality
issues. A strong U.S. dollar, however,
undermined gains for U.S.-based
investors in the Japanese and most
European markets. The Salomon
Brothers World Government Bond
Index - a measure of government
bond market performance in
developed nations - returned just
0.23% for the period. Inflation was
well-controlled throughout Europe,
and bond prices in countries such as
Spain and Italy were buoyed by
steady progress toward meeting the
requirements for membership in the
European Monetary Union (EMU).
Unlike other European currencies,
the pound sterling maintained its
strength, helping boost bond
performance in the United Kingdom.
The Asian volatility staggered
emerging bond markets in October
and left lingering concerns as the
new year began. The J.P. Morgan
Emerging Markets Bond Index
returned 16.15% for the period. Most
of these gains were posted during the
first three quarters of the year,
boosted by low interest rates and
positive government reforms. A lack
of inflation, declining interest rates
and the late-year flight to quality
boosted bonds in the U.S., with the
Lehman Brothers Aggregate Bond
Index returning 9.65% in 1997.
An interview with John Carlson, Portfolio Manager of Fidelity New Markets Income Fund
Q. HOW DID THE FUND PERFORM, JOHN?
A. Quite well. For the 12 months that ended December 31, 1997, the fund posted a return of 17.52%. The emerging markets debt funds average, as tracked by Lipper Analytical Services, returned 13.80% during this time. The J.P. Morgan Emerging Markets Bond Index Plus returned 13.02%.
Q. HOW WOULD YOU CHARACTERIZE THE CLIMATE FOR EMERGING MARKET DEBT SECURITIES OVER THE PAST YEAR?
A. Overall, emerging-market debt had a good run through much of 1997. From January through late October, the market enjoyed a favorable backdrop of low interest rates, continued economic reform and a benign global environment, which resulted in a favorable credit spread environment. Credit spreads measure the premium an investor pays for global risk. The last quarter of the year, however, was a different story altogether. Concerns about weakness in Southeast Asia and possible contagion to Latin America, as well as the late-October market declines in both Asian and U.S. equity markets, put pressure on emerging-market investments.
Q. SOUTHEAST ASIA HAD A MAJOR COLLAPSE DURING THE PERIOD AS SEVERAL CURRENCIES DECLINED. HOW BADLY WAS THE FUND AFFECTED?
A. The direct impact was minimal. The fund's exposure to Southeast Asia historically has been limited for a number of reasons. First, there have always been very few long-term, non-investment-grade debt opportunities in that region. Second, the currencies of both Japan and China depreciated by almost 50% over the past couple of years. In comparing the other regional currencies in Asia to both Japan and China, it was my feeling that the smaller Asian markets were becoming less competitive as their currencies were appreciating relative to those in Japan and China. Finally, the historically high level of economic growth of many of the Asian "tigers" appeared unsustainable in light of excess global capacity and competitive pressures.
Q. DID YOU PURSUE ANY PARTICULAR STRATEGIES GIVEN THIS VOLATILITY?
A. Around late August, I perceived increased risk in the marketplace due to some initial weakness in currency and equity markets as well as some strong words of caution from the chairman of the U.S. Federal Reserve Board. Despite these factors, though, volatility was decreasing and options - which give the buyer the right, but not the obligation, to buy a security within a specified period of time at a set price - were cheap. As a result, I bought an option position on a Brazilian bond that worked out quite favorably. When the market corrected dramatically in late October, the fund had at risk only the amount that it had paid for the premium on the option. If I hadn't had the option - and the fund owned the security itself - the fund's losses would have been considerably higher. Owning the option gave the fund exposure in Brazil, which I felt was important, and allowed the fund to participate in the early-fall rally of Brazilian Brady bonds, which are dollar-denominated and issued by foreign governments. When the market corrected, the option provided downside protection.
Q. SIX MONTHS AGO, YOU WERE OPTIMISTIC ABOUT THE FUND'S EXPOSURE TO RUSSIA. HOW DID RUSSIAN BONDS PERFORM DURING THE PERIOD?
A. At the beginning of the year, the fund was underweighted in Russian bonds relative to the index. As fiscal reform in Russia appeared promising, I began to raise the fund's Russian exposure in the late spring and early summer and the bonds performed well. As economic conditions weakened in Asia, however, I felt that Russia - being a major emerging-market country with some remaining fiscal concerns - would be vulnerable. I subsequently began decreasing the fund's Russian exposure - and adding Russian options - to try to limit the fund's downside risk. This strategy has paid off, as pressure on the Russian bond market increased toward the close of the period.
Q. WHICH OTHER POSITIONS CONTRIBUTED POSITIVELY TO PERFORMANCE? WHICH WERE DISAPPOINTMENTS?
A. The fund's positions in Bulgaria, Argentina and Brazil also turned in strong performances. On a down note, I reduced the fund's positions in Ecuador earlier in the year due to political uncertainty. However, the bonds continued to rally.
Q. WHAT'S YOUR OUTLOOK?
A. With all that has gone on in recent months, I'm certainly concerned. While global volatility has been alarming, one bright spot may be that the dislocation - or downward re-pricing - of certain emerging-market securities may present ample opportunities. I'll keep a close eye on risk, credit spreads and interest rates as they relate to the portfolio. Shareholders should expect a continuation of this same disciplined investment approach.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
JOHN CARLSON EXPLORES THE
"CONTAGION EFFECT":
"ALONG WITH THE SOUTHEAST ASIAN
TURMOIL WE'VE WITNESSED RECENTLY, THE
PHRASE "CONTAGION" HAS BECOME PART
OF THE MARKET'S DAILY LANGUAGE.
CONTAGION REFERS TO BOTH THE REAL AND
PSYCHOLOGICAL EFFECTS THAT IMPACT
INVESTOR BEHAVIOR WITHIN OR ACROSS
MARKETS. THERE ARE A NUMBER OF CATCHY
PHRASES THAT DESCRIBE THIS LINK BETWEEN
MARKETS, SUCH AS `WHEN THE U.S.
ECONOMY SNEEZES, MEXICO CATCHES A
COLD.'
"ASIAN CONTAGION, BEGINNING LAST YEAR
AS A CURRENCY CRISIS IN THAILAND, IS AN
EXAMPLE. AS SPECULATION AGAINST THE
SUSTAINABILITY OF THAILAND'S CURRENCY
REGIME INCREASED, THAI AUTHORITIES
DEVALUED THE COUNTRY'S CURRENCY.
PRESSURE SPILLED OVER TO OTHER
SOUTHEAST ASIAN COUNTRIES, RESULTING
IN A WAVE OF COMPETITIVE DEVALUATIONS
IN COUNTRIES SUCH AS INDONESIA, THE
PHILIPPINES AND SINGAPORE. INVESTORS
WONDERED WHERE IT WOULD STOP, AND
THIS UNCERTAINTY SPREAD TO BOTH BRAZIL
AND RUSSIA.
"BUT THE CONTAGION WASN'T LIMITED TO
CURRENCY PRESSURES. INVESTORS SUFFERING
LOSSES IN SOUTHEAST ASIAN MARKETS TOOK
PROFITS BY SELLING EQUITY POSITIONS IN
OTHER REGIONS. THIS COMPOUNDED THE
DOWNWARD PRESSURE ON MANY
CURRENCIES, RESULTING IN ADDITIONAL
SELLING. STOCK MARKETS IN EMERGING
COUNTRIES SUCH AS ARGENTINA SUFFERED
MAJOR LOSSES AS DID HONG KONG. THE
EFFECTS OF SUCH DEVELOPMENTS WILL BE
SLOWER GLOBAL ECONOMIC GROWTH, WHICH
HAS LED TO CONCERNS ABOUT GROWTH RATES
IN THE U.S. AND OTHER DEVELOPED
COUNTRIES IN THE YEAR AHEAD."
FUND FACTS
GOAL: A HIGH LEVEL OF CURRENT
INCOME BY INVESTING PRIMARILY
IN DEBT SECURITIES AND OTHER
INSTRUMENTS OF ISSUERS IN
EMERGING MARKETS; AS A
SECONDARY OBJECTIVE, THE FUND
MAY SEEK CAPITAL APPRECIATION
FUND NUMBER: 331
TRADING SYMBOL: FNMIX
START DATE: MAY 4, 1993
SIZE: AS OF DECEMBER 31,
1997, MORE THAN $380 MILLION
MANAGER: JOHN CARLSON, SINCE
1995; JOINED FIDELITY IN 1995
(CHECKMARK)
INVESTMENT CHANGES


TOP FIVE COUNTRIES AS OF DECEMBER 31, 1997
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                               INVESTMENTS    IN THESE COUNTRIES
                                              6 MONTHS AGO

BRAZIL                         19.1           13.3

ARGENTINA                      15.8           14.7

MEXICO                         9.9            9.0

RUSSIA                         7.1            9.6

VENEZUELA                      5.4            10.5

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY,
INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT
RISKS.
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1997

(BY ISSUER, EXCLUDING CASH EQUIVALENTS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                                          INVESTMENTS    IN THESE HOLDINGS
                                                         6 MONTHS AGO

BRAZILIAN FEDERATIVE REPUBLIC             18.6           11.6

ARGENTINIAN REPUBLIC                      12.5           12.8

UNITED MEXICAN STATES                     5.8            9.0

BULGARIAN REPUBLIC                        5.0            5.2

VENEZUELAN REPUBLIC                       4.9            10.5


AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   15.9   14.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997  AS OF JUNE 30, 1997

CORPORATE BONDS 8.4%
FOREIGN GOVERNMENT
OBLIGATIONS 71.4%
OTHER 9.9%
SHORT-TERM
INVESTMENTS 10.3%
CORPORATE BONDS 4.8%
FOREIGN GOVERNMENT
OBLIGATIONS 68.6%
OTHER 12.5%
SHORT-TERM
INVESTMENTS 14.1%
ROW: 1, COL: 1, VALUE: 10.3
ROW: 1, COL: 2, VALUE: 9.9
ROW: 1, COL: 3, VALUE: 71.40000000000001
ROW: 1, COL: 4, VALUE: 8.4
ROW: 1, COL: 1, VALUE: 14.1
ROW: 1, COL: 2, VALUE: 12.5
ROW: 1, COL: 3, VALUE: 68.59999999999999
ROW: 1, COL: 4, VALUE: 4.8

INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


NONCONVERTIBLE BONDS - 8.4%
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
ARGENTINA - 3.3%
Compania Latinoamericana de Infraestructura &
Servicios SA:
  11 5/8%, 6/1/04 (e)  BB- $ 4,935,000 $ 5,033,700
  11 5/8%, 6/1/04  BB-  2,670,000  2,723,400
Telefonica De Argentina 11 7/8%, 11/1/04  Ba3  3,910,000  4,545,375
  12,302,475
KOREA (SOUTH) - 0.5%
Korea Development Bank:
 yankee 7 1/4%, 5/15/06  Ba1  1,240,000  967,200
 6 5/8%, 11/21/03  Ba1  1,100,000  858,000
  1,825,200
MEXICO - 4.1%
Banco Nacional de Comercio Exte SNC
11 1/4%, 5/30/06 (Reg.)  Ba2  10,290,000  11,473,350
Petroleos Mexicanos 9 1/2%, 9/15/27  BB  3,880,000  3,860,600
  15,333,950
VENEZUELA - 0.5%
Bariven SA 10 5/8%, 3/17/02  Ba2  1,880,000  2,039,800
TOTAL NONCONVERTIBLE BONDS
(Cost $32,100,876)   31,501,425
FOREIGN GOVERNMENT OBLIGATIONS (H) - 71.4%
ANGOLA - 0.1%
Banco Nacional de Angola 0%,
9/10/27 (London) (f)  -  1,788,368  536,510
ARGENTINA - 12.5%
Argentinian Republic:
 Brady par euro 5 1/2%, 3/31/23 (g)  Ba3  37,375,000  27,400,547
 BOCON 3.29%, 4/1/07 (g)  Ba3 ARS 84,897  59,334
 global bond 9 3/4%, 9/19/27  Ba3  10,431,000  9,994,202
 global bond 11 3/8%, 1/30/17  Ba3  1,810,000  1,980,140
 global bond 11 3/8%, 1/30/17  Ba3  4,120,000  4,507,280
 11 3/4%, 2/12/07  Ba3 ARS 2,340,000  2,200,018
 11 3/4%, 2/12/07 (e)  Ba3 ARS 1,000,000  940,179
  47,081,700
FOREIGN GOVERNMENT OBLIGATIONS (H) - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
BRAZIL - 18.6%
Brazilian Federative Republic:
 Brady:
  capitalization bond 8%, 4/15/14  B1 $ 53,181,727 $ 41,814,133 debt conversion bond euro
   6 3/4%, 4/15/12 (g)  B1  22,730,000  17,274,800
  par 5 1/4%, 4/15/24 (g)  B1  3,900,000  2,810,437
 global bond 10 1/8%, 5/15/27  B1  8,522,000  7,989,375
  69,888,745
BULGARIA - 5.0%
Bulgarian Republic Brady:
 discount 6.6875%, 7/28/24 (g)  B2  8,380,000  6,452,600
 FLIRB A 2 1/4%, 7/28/12 (g)  B2  20,225,000  12,311,970
  18,764,570
IVORY COAST - 0.3%
Ivory Coast past due interest
0%, 12/29/49 (f)   -  2,790,000  1,095,075
DOMINICAN REPUBLIC - 0.9%
Dominican Republic Brady 0%, 8/30/09 (d)  B1  4,177,800  3,243,017
ECUADOR - 3.9%
Ecuador Republic Brady:
 par euro 3 1/2%, 2/28/25 (g)  B1  17,520,000  9,657,900
 past due interest euro
 6.6875%, 2/28/15 (bearer) (g)  B1  7,622,112  4,982,956
  14,640,856
JORDAN - 0.9%
Kingdom of Jordan 5%, 12/23/23 (e)(g)  Ba3  5,000,000  3,400,000
KAZAKHSTAN - 1.0%
Kazakhstan Republic 9 1/4%, 12/20/99 (Reg.)  Ba3  3,930,000  3,831,750
MEXICO - 5.8%
United Mexican States:
 Brady discount:
  par A 6 1/4%, 12/31/19 unit  Ba2  11,470,000  9,563,112
  par B 6 1/4%, 12/31/19 unit  Ba2  6,555,000  5,465,231
 global bond 11 1/2%, 5/15/26  Ba2  5,695,000  6,748,575
  21,776,918
FOREIGN GOVERNMENT OBLIGATIONS (H) - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
PANAMA - 1.6%
Panamanian Republic:
 Brady par 3 1/4%, 7/17/26 (d)  Ba1 $ 4,800,000 $ 3,072,000
 euro 7 7/8%, 2/13/02 (Reg.)  Ba1  2,830,000  2,734,487
  5,806,487
PERU - 3.7%
Peruvian Republic Brady FLIRB:
 3 1/4%, 3/7/17 (e)(g)  B2  825,000  489,328
 3 1/4%, 3/7/17 (g)  B2  22,515,000  13,354,209
  13,843,537
PHILIPPINES - 0.8%
Philippine Government Brady par 6 1/2%,
12/1/17 (d)  Ba1  3,760,000  3,139,600
POLAND - 3.6%
Polish Republic:
 Brady par 3%, 10/27/24 (d)  Baa  17,630,000  10,820,412
 7 1/8%, 7/1/04  Baa  2,810,000  2,810,000
  13,630,412
RUSSIA - 3.9%
Bank for Foreign Economic Affairs of Russia
(Vnesheconombank) interest notes:
  6.7188%, 12/15/15 (e)  Ba2  10,912,119  7,679,404
  6.7188%, 12/15/15  Ba2  2,800,000  1,970,500
Russian Government euro 10%, 6/26/07  Ba2  5,610,000  5,182,237
  14,832,141
TURKEY - 3.9%
Turkish Republic Treasury Bill:
 0%, 5/13/98 (i)  - TRL 690,710  2,360,628
 0%, 8/5/98 (i)  - TRL 389,380  1,108,384
 0%, 8/12/98 (i)  - TRL 2,469,340  6,921,251
 0%, 9/16/98 (i)  - TRL 1,661,030  4,351,889
  14,742,152
FOREIGN GOVERNMENT OBLIGATIONS (H) - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
VENEZUELA - 4.9%
Venezuelan Republic:
 Brady:
  debt conversion bond
   6.8125%, 12/18/07 (g)  Ba2 $ 9,523,811 $ 8,517,859
  par A euro 6 3/4%, 3/31/20  Ba2  9,640,000  8,362,700
  par A 6 3/4%, 3/31/20 unit  Ba2  1,625,000  1,409,687
 Oil recovery rights 3/31/20  -  51,970  -
  18,290,246
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $262,055,918)   268,543,716
SOVEREIGN LOAN PARTICIPATIONS - 8.4%
CAMEROON - 0.2%
Cameroon Republic loan participation (a):
 - Societe Generale  - DEM 3,120,000  485,738
 - Societe Generale  - FRF 6,240,000  290,064
  775,802
CONGO - 0.2%
Congo Republic loan participation (a):
  - Societe Generale  - DEM 849,310  141,670
  - Societe Generale  - FRF 2,765,958  137,758
  - Societe Generale  -  1,528,578  458,573
  738,001
IVORY COAST - 1.7%
Ivory Coast restructured loan (a):
- Morgan Grenfeld   -  2,400,000  1,038,000
 - Morgan (J.P.) Securities, Inc.   -  6,750,000  2,919,375
 - Paribas Capital Markets   -  5,350,000  2,313,875
  6,271,250
MOROCCO - 4.1%
Moroccan Kingdom loan participation:
- The Chase Manhattan Bank
 6.6563%, 1/1/09 (g)  -  3,720,000  3,203,850
 - ING Bank NV 6.6563%, 1/1/09 (g)  -  3,000,000  2,583,750
 - Merrill Lynch, Pierce, Fenner & Smith, Inc.
 6.6563%, 1/1/09 (g)  -  1,250,000  1,076,563
SOVEREIGN LOAN PARTICIPATIONS - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
MOROCCO - CONTINUED
Moroccan Kingdom loan participation: - continued
 - Morgan Guaranty Trust Company of New York
  6.6563%, 1/1/09 (g)  - $ 7,700,000 $ 6,631,625
 - Paribas Capital Markets
  6.6563%, 1/1/09 (f)(g)  -  2,230,000  1,920,588
  15,416,376
RUSSIA - 2.2%
Bank for Foreign Economic Affairs of Russia
(Vnesheconombank) loan participation
 restructured under 1997 agreement:
 - The Chase Manhattan Bank
  6.7188%, 12/15/20 (f)(g)  -  5,570,000  3,446,438
  - ING Bank NV 6.7188%,
   12/15/20 (f)(g)  -  7,790,000  4,820,063
  8,266,501
TOTAL SOVEREIGN LOAN PARTICIPATIONS
(Cost $28,929,821)   31,467,930
CASH EQUIVALENTS - 10.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 6.40%, dated
12/31/97 due 1/2/98 (Cost $38,774,000)  $ 38,787,792  38,774,000
PURCHASED OPTIONS - 1.5%
 EXPIRATION DATE/ UNDERLYING FACE
 STRIKE PRICE AMOUNT AT VALUE
BRAZIL - 0.5%
Merrill Lynch International Call Option
 on $25,770,588 notional amount of
 Brazilian Federative Republic
 Brady capitalization bond Mar. 98/
 8%, 4/15/14 72 3/4 $  20,262,125  1,873,522
RUSSIA - 1.0%
The Chase Manhattan Bank Call Option on
 $13,900,000 notional amount of Bank
 for Foreign Economic Affairs of Russia
 (Vnescheconombank) loan participation
 restructured under 1997 agreement Mar. 98/
 6.7188%, 12/15/20 55   8,600,625  1,148,140
PURCHASED OPTIONS - 1.5%
 EXPIRATION DATE/ UNDERLYING FACE VALUE
 STRIKE PRICE AMOUNT AT VALUE (NOTE 1)
RUSSIA - CONTINUED
Merrill Lynch International Call Option
 on $28,000,000 notional amount
 of Bank for Foreign Economic Affairs
 of Russia (Vnescheconombank)
 loan participation restructured
 under 1997 agreement Mar. 98/
 6.7188%, 12/15/20 54 5/8 $  17,325,000 $ 2,492,000
   3,640,140
TOTAL PURCHASED OPTIONS
(Cost $3,902,125)   5,513,662
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $365,762,740)  $ 375,800,733
SECURITY TYPE ABBREVIATIONS
FLIRB - Front Loaded Interest
  Reduction Bonds
CURRENCY ABBREVIATIONS
ARS - Argentine peso
FRF - French franc
DEM - German deutsche mark
TRL - Turkish lira
LEGEND
1. Non-income producing
2. Principal amount is stated in United States dollars unless otherwise noted.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,542,611 or 4.6% of net assets.
6. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
8. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
9. Principal amount in millions.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 3.6% BBB  5.7%
Ba 36.7% BB  50.5%
B 32.0% B  6.2%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 8.8%. FMR has determined that unrated debt securities that are lower quality account for 8.8% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $375,083,292. Net unrealized appreciation aggregated $717,441, of which $12,913,593 related to appreciated investment securities and $12,196,152 related to depreciated investment securities.
The fund hereby designates approximately $3,011,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

10.ASSETS                                                        11.           12.

13.INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE      14.           $ 375,800,733
AGREEMENTS OF $38,774,000) (COST $365,762,740) -
SEE ACCOMPANYING SCHEDULE

15.CASH                                                          16.            747


17.RECEIVABLE FOR INVESTMENTS SOLD                               18.            5,651,413
REGULAR DELIVERY

19. DELAYED DELIVERY                                                            14,051,448

20.INTEREST RECEIVABLE                                           21.            5,842,479

22.REDEMPTION FEES RECEIVABLE                                    23.            2,491

24. 25.TOTAL ASSETS                                              26.            401,349,311

27.LIABILITIES                                                   28.           29.

30.PAYABLE FOR INVESTMENTS PURCHASED                             $ 3,609,700   31.
REGULAR DELIVERY

32. DELAYED DELIVERY                                              13,730,300   33.

34.PAYABLE FOR FUND SHARES REDEEMED                               1,281,439    35.

36.DISTRIBUTIONS PAYABLE                                          1,511,638    37.

38.ACCRUED MANAGEMENT FEE                                         217,105      39.

40.OTHER PAYABLES AND ACCRUED EXPENSES                            164,472      41.

42. 43.TOTAL LIABILITIES                                         44.            20,514,654

45.46.NET ASSETS                                                 47.           $ 380,834,657

48.NET ASSETS CONSIST OF:                                        49.           50.

51.PAID IN CAPITAL                                               52.           $ 366,007,384

53.UNDISTRIBUTED NET INVESTMENT INCOME                           54.            1,117,086

55.ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON         56.            3,756,887
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

57.NET UNREALIZED APPRECIATION (DEPRECIATION) ON                 58.            9,953,300
INVESTMENTS AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

59.60.NET ASSETS, FOR 29,372,343 SHARES OUTSTANDING              61.           $ 380,834,657

62.63.NET ASSET VALUE, OFFERING PRICE AND REDEMPTION             64.            $12.97
PRICE PER SHARE ($380,834,657 (DIVIDED BY) 29,372,343 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

65.INVESTMENT INCOME                                        67.             $ 33,848,024
66.INTEREST

68.LESS FOREIGN TAXES WITHHELD                                               (458,964)

69. TOTAL INCOME                                            70.              33,389,060

71.EXPENSES                                                 72.             73.

74.MANAGEMENT FEE                                           $ 2,662,459     75.

76.TRANSFER AGENT FEES                                       873,203        77.

78.ACCOUNTING FEES AND EXPENSES                              291,248        79.

80.NON-INTERESTED TRUSTEES' COMPENSATION                     1,632          81.

82.CUSTODIAN FEES AND EXPENSES                               117,710        83.

84.REGISTRATION FEES                                         82,622         85.

86.AUDIT                                                     85,199         87.


88.LEGAL                                                     3,329          89.


90.INTEREST                                                  4,708          91.

92.REPORTS TO SHAREHOLDERS                                   45,720         93.

94.MISCELLANEOUS                                             1,456          95.

96. TOTAL EXPENSES BEFORE REDUCTIONS                         4,169,286      97.

98. EXPENSE REDUCTIONS                                       (7,053)         4,162,233

99.100.NET INVESTMENT INCOME                                101.             29,226,827

102.REALIZED AND UNREALIZED GAIN (LOSS)                     104.            105.
103.NET REALIZED GAIN (LOSS) ON:

106. INVESTMENT SECURITIES                                   36,905,710     107.

108. FOREIGN CURRENCY TRANSACTIONS                           25,504          36,931,214

109.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    110.            111.
ON:

112. INVESTMENT SECURITIES                                   (13,405,748)   113.

114. ASSETS AND LIABILITIES IN FOREIGN CURRENCIES            (84,249)        (13,489,997)

115.116.NET GAIN (LOSS)                                     117.             23,441,217

118.119.NET INCREASE (DECREASE) IN NET ASSETS RESULTING     121.            $ 52,668,044
120.FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                             YEAR ENDED       YEAR ENDED
                                                             DECEMBER 31,     DECEMBER 31,
                                                             1997             1996

122.INCREASE (DECREASE) IN NET ASSETS

123.OPERATIONS                                               $ 29,226,827     $ 17,040,354
NET INVESTMENT INCOME

124. NET REALIZED GAIN (LOSS)                                 36,931,214       47,181,545

125. CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (13,489,997)     11,371,516

126.                                                          52,668,044       75,593,415
127.NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS

128.DISTRIBUTIONS TO SHAREHOLDERS                             (36,824,907)     (18,678,021)
FROM NET INVESTMENT INCOME

129. FROM NET REALIZED GAIN                                   (23,562,318)     -

130. 131.TOTAL DISTRIBUTIONS                                  (60,387,225)     (18,678,021)

132.SHARE TRANSACTIONS                                        279,802,013      249,711,880
NET PROCEEDS FROM SALES OF SHARES

133. REINVESTMENT OF DISTRIBUTIONS                            56,096,039       16,989,502

134. COST OF SHARES REDEEMED                                  (258,266,914)    (190,785,299)

135.136.                                                      77,631,138       75,916,083
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

137. REDEMPTION FEES                                          777,898          813,848

138.                                                          70,689,855       133,645,325
139.TOTAL INCREASE (DECREASE) IN NET ASSETS

140.NET ASSETS                                               141.             142.

143. BEGINNING OF PERIOD                                      310,144,802      176,499,477

144.                                                         $ 380,834,657    $ 310,144,802
END OF PERIOD (INCLUDING UNDISTRIBUTED
NET INVESTMENT INCOME OF $1,117,086
AND $5,295,341, RESPECTIVELY)

145.OTHER INFORMATION                                        147.             148.
146.SHARES

149. SOLD                                                     20,050,430       21,889,153

150. ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  4,190,974        1,486,315

151. REDEEMED                                                 (18,794,517)     (17,185,701)

152. NET INCREASE (DECREASE)                                  5,446,887        6,189,767


FINANCIAL HIGHLIGHTS
153.   YEARS ENDED DECEMBER 31,                        MAY 4, 1993
                                                       (COMMENCEMENT
                                                       OF OPERATIONS) TO
                                                       DECEMBER 31,

154.   1997                       1996   1995   1994   1993


155.SELECTED PER-SHARE DATA

156.NET ASSET VALUE, BEGINNING      $ 12.960    $ 9.950     $ 10.190    $ 13.070    $ 10.000
OF PERIOD

157.INCOME FROM INVESTMENT           1.065 D     .866        1.222       .573        .486 D
OPERATIONS
NET INVESTMENT INCOME

158. NET REALIZED AND                1.105       3.035       (.583)      (2.687)     3.302
UNREALIZED
 GAIN (LOSS)

159. TOTAL FROM INVESTMENT           2.170       3.901       .639        (2.114)     3.788
OPERATIONS

160.LESS DISTRIBUTIONS

161. FROM NET INVESTMENT             (1.318)     (.932)      (.916)      (.529)      (.486)
INCOME

162. IN EXCESS OF NET INVESTMENT     -           -           -           (.057)      (.062)
 INCOME

163. FROM NET REALIZED GAIN          (.870)      -           -           (.180)      (.170)

164. TOTAL DISTRIBUTIONS             (2.188)     (.932)      (.916)      (.766)      (.718)

165.REDEMPTION FEES ADDED TO         .028        .041        .037        -           -
PAID IN CAPITAL

166.NET ASSET VALUE, END OF         $ 12.970    $ 12.960    $ 9.950     $ 10.190    $ 13.070
PERIOD

167.TOTAL RETURN  B, C               17.52%      41.39%      7.97%       (16.55)%    38.84%

168.RATIOS AND SUPPLEMENTAL DATA

169.NET ASSETS, END OF PERIOD       $ 380,835   $ 310,145   $ 176,499   $ 179,114   $ 286,593
(000 OMITTED)

170.RATIO OF EXPENSES TO             1.08%       1.09%       1.17%       1.28% E     1.24% A, E
AVERAGE
NET ASSETS

171.RATIO OF NET INVESTMENT          7.56%       7.68%       9.51%       5.87%       6.29% A
INCOME TO AVERAGE NET ASSETS

172.PORTFOLIO TURNOVER RATE          656%        405%        306%        409%        324% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity New Markets Income Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. At a special meeting of the shareholders of the fund held on September 17 , 1997, shareholders approved an Agreement and Plan of Reorganization, providing for the reorganization of the fund into Fidelity School Street Trust, effective on or about February 26, 1998. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investmentsecurities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES - CONTINUED
that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
OPTIONS. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the schedule of investments under the caption
2. OPERATING POLICIES -
CONTINUED
OPTIONS - CONTINUED
"Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities .
Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $31,476,930 or 8.3% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,253,805,349 and $2,216,905,192, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .69% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
SUB-ADVISER FEE - CONTINUED
International Investment Advisors (FIIA), and Fidelity Investments Japan Ltd. (FIJ) In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA (U.K.) L a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $7,763,000 and $7,358,750, respectively. The weighted average interest rate was 5.76%.
6. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $6,122 and $931, respectively, under these arrangements.
7. CREDIT RISK.
The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.
8. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity New Markets Income Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity Investment Trust) at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Markets Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
Price Waterhouse LLP
Boston, Massachusetts
February 6, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity New Markets Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE 1/2/98
RECORD DATE 12/26/97
DIVIDENDS $0
SHORT-TERM
CAPITAL GAINS $.80
LONG-TERM
CAPITAL GAINS $.07
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate 76.77%
 20% rate 23.23%

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are 45.91% and 0.05%, respectively.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on September 17, 1997. The results of votes taken among shareholders on proposals before them are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
RALPH F. COX
AFFIRMATIVE    307,469,095.652   87.117

WITHHELD       45,467,029.324    12.883

TOTAL          352,936,124.976   100.00

PHYLLIS BURKE DAVIS
AFFIRMATIVE    307,387,377.836   87.094

WITHHELD       45,548,747.140    12.906

TOTAL          352,936,124.976   100.000

ROBERT M. GATES
AFFIRMATIVE    307,219,404.498   87.047

WITHHELD       45,716,720.478    12.953

TOTAL          352,936,124.976   100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE    307,304,255.082   87.071

WITHHELD       45,631,869.894    12.929

TOTAL          352,936,124.976   100.00

E. BRADLEY JONES
AFFIRMATIVE    307,163,389.202   87.031

WITHHELD       45,772,735.774    12.969

TOTAL          352,936,124.976   100.000

DONALD J. KIRK
AFFIRMATIVE    307,589,965.173   87.152

WITHHELD       45,346,159.803    12.848

TOTAL          352,936,124.976   100.000

 # OF % OF
 SHARES VOTED SHARES VOTED
PETER S. LYNCH
AFFIRMATIVE    307,609,611.247   87.157

WITHHELD       45,326,513.729    12.843

TOTAL          352,936,124.976   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    307,616,784.105   87.159

WITHHELD       45,319,340.871    12.841

TOTAL          352,936,124.976   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    307,384,278.082   87.093

WITHHELD       45,551,846.894    12.907

TOTAL          352,936,124.976   100.000

MARVIN L. MANN
AFFIRMATIVE    307,596,505.166   87.154

WITHHELD       45,339,619.810    12.846

TOTAL          352,936,124.976   100.000

ROBERT C. POZEN
AFFIRMATIVE    307,465,181.656   87.116

WITHHELD       45,470,943.320    12.884

TOTAL          352,936,124.976   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    307,326,062.668   87.077

WITHHELD       45,610,062.308    12.923

TOTAL          352,936,124.976   100.000

PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. and Price
Waterhouse LLP as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    297,481,581.663   84.288

AGAINST        4,739,203.560     1.342

ABSTAIN        50,715,339.753    14.370

TOTAL          352,936,124.976   100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
Trust:
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    274,619,710.990   79.850

AGAINST        15,944,801.447    4.637

ABSTAIN        53,353,237.539    15.513

TOTAL          343,917,749.976   100.000

BROKER         9,018,375.000
NON-VOTES

Fund:
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    12,755,520.470   89.184

AGAINST        822,901.708      5.753

ABSTAIN        724,091.771      5.063

TOTAL          14,302,513.949   100.000

BROKER         820,890.000
NON-VOTES

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    273,821,090.658   79.618

AGAINST        14,687,878.962    4.271

ABSTAIN        55,408,780.356    16.111

TOTAL          343,917,749.976   100.000

BROKER         9,018,375.000
NON-VOTES

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    253,910,627.527   73.810

AGAINST        33,659,944.597    9.785

ABSTAIN        56,433,204.852    16.405

TOTAL          344,003,776.976   100.000

BROKER         8,932,348.000
NON-VOTES

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    11,807,783.041   82.557

AGAINST        1,653,518.013    11.561

ABSTAIN        841,212.895      5.882

TOTAL          14,302,513.949   100.000

BROKER         820,890.000
NON-VOTES

PROPOSAL 7
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    13,478,969.145   89.127

AGAINST        697,743.170      4.613

ABSTAIN        946,691.634      6.260

TOTAL          15,123,403.949   100.000

PROPOSAL 8
To approve an agreement and plan providing for the reorganization of the fund from a separate series of one Massachusetts business trust to another Massachusetts business trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    12,522,747.019   87.556

AGAINST        824,960.047      5.768

ABSTAIN        954,806.883      6.676

TOTAL          14,302,513.949   100.000

BROKER         820,890.000
NON-VOTES



MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
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(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
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IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
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UTAH
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WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
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ACCOUNTS
BUYING SHARES
Fidelity Investments
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Attn: Redemptions - CP6I
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P.O. Box 500
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(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
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SELLING SHARES
Fidelity Investments
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OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
Fidelity Investments Japan Limited
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
John H. Carlson, Vice President
Bart A. Grenier, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
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FUND
(FORMERLY FIDELITY GLOBAL BOND FUND)
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGERS' REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     19   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    23   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    28   THE AUDITORS' OPINION.
ACCOUNTANTS

PROXY VOTING RESULTS     29


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997         PAST 1   PAST 5   PAST 10
                                        YEAR     YEARS    YEARS

FIDELITY INTERNATIONAL BOND             -1.21%   11.09%   64.30%

SB WORLD GOVT. BOND, UNHEDGED           0.23%    43.32%   113.58%

GLOBAL INCOME FUNDS AVERAGE             3.00%    39.73%   99.51%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers World Government Bond Index, Unhedged - a market-capitalization weighted index of debt issues traded in 14 world government bond markets. Issues included in the index have fixed-rate coupons and maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the global income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 139 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

FIDELITY INTERNATIONAL BOND        -1.21%   2.13%    5.09%

SB WORLD GOVT. BOND, UNHEDGED      0.23%    7.46%    7.88%

GLOBAL INCOME FUNDS AVERAGE        3.00%    6.83%    7.09%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 160728 S00000000000001
             Global Bond                 SB World Government Bond
             00451                       SB006
  1987/12/31      10000.00                    10000.00
  1988/01/31       9723.46                     9945.52
  1988/02/29       9794.83                    10032.36
  1988/03/31      10035.68                    10211.45
  1988/04/30      10026.76                    10161.82
  1988/05/31       9982.16                    10066.35
  1988/06/30       9875.11                     9846.81
  1988/07/31       9884.03                     9786.94
  1988/08/31       9812.67                     9677.44
  1988/09/30       9928.64                     9927.18
  1988/10/31      10231.94                    10385.67
  1988/11/30      10419.27                    10544.80
  1988/12/31      10366.49                    10437.46
  1989/01/31      10337.48                    10284.81
  1989/02/28      10250.45                    10291.82
  1989/03/31      10221.44                    10148.88
  1989/04/30      10356.82                    10283.19
  1989/05/31      10182.76                    10066.35
  1989/06/30      10395.51                    10268.62
  1989/07/31      10733.96                    10736.29
  1989/08/31      10579.24                    10375.42
  1989/09/30      10704.95                    10572.31
  1989/10/31      10850.01                    10660.77
  1989/11/30      10966.05                    10757.32
  1989/12/31      11188.46                    10888.94
  1990/01/31      11158.17                    10744.92
  1990/02/28      11016.80                    10579.86
  1990/03/31      11148.07                    10475.21
  1990/04/30      11148.07                    10442.85
  1990/05/31      11299.54                    10789.69
  1990/06/30      11541.89                    10987.65
  1990/07/31      11945.81                    11331.79
  1990/08/31      11875.12                    11243.32
  1990/09/30      12026.59                    11369.01
  1990/10/31      12309.33                    11877.12
  1990/11/30      12440.60                    12074.01
  1990/12/31      12562.03                    12193.21
  1991/01/31      12838.00                    12497.98
  1991/02/28      12959.42                    12501.75
  1991/03/31      12782.80                    12047.58
  1991/04/30      12959.42                    12233.13
  1991/05/31      13113.96                    12217.49
  1991/06/30      12959.42                    12089.65
  1991/07/31      13092.06                    12348.02
  1991/08/31      13215.35                    12586.98
  1991/09/30      13518.45                    13079.45
  1991/10/31      13701.44                    13216.46
  1991/11/30      13632.82                    13423.05
  1991/12/31      14166.40                    14121.04
  1992/01/31      14023.55                    13870.22
  1992/02/29      14083.07                    13793.08
  1992/03/31      14059.42                    13646.91
  1992/04/30      14250.55                    13744.54
  1992/05/31      14513.34                    14166.35
  1992/06/30      14693.26                    14562.81
  1992/07/31      14913.45                    14902.10
  1992/08/31      15130.40                    15319.06
  1992/09/30      14919.79                    15472.79
  1992/10/31      14822.80                    15052.59
  1992/11/30      14600.26                    14813.64
  1992/12/31      14789.30                    14902.10
  1993/01/31      14960.15                    15162.09
  1993/02/28      15190.52                    15460.38
  1993/03/31      15525.16                    15697.72
  1993/04/30      15672.80                    16029.45
  1993/05/31      15960.89                    16190.19
  1993/06/30      16281.32                    16155.67
  1993/07/31      16529.09                    16201.52
  1993/08/31      16946.64                    16688.60
  1993/09/30      17043.22                    16886.56
  1993/10/31      17484.72                    16857.98
  1993/11/30      17429.06                    16737.15
  1993/12/31      18029.11                    16879.55
  1994/01/31      18225.97                    17015.48
  1994/02/28      17233.67                    16904.36
  1994/03/31      15992.92                    16880.09
  1994/04/30      15677.98                    16899.51
  1994/05/31      15765.41                    16751.17
  1994/06/30      15086.18                    16992.83
  1994/07/31      15360.84                    17128.22
  1994/08/31      15551.64                    17068.88
  1994/09/30      15552.43                    17192.41
  1994/10/31      15623.30                    17468.04
  1994/11/30      15687.94                    17228.01
  1994/12/31      15088.30                    17275.47
  1995/01/31      14956.61                    17637.95
  1995/02/28      14914.35                    18089.43
  1995/03/31      15011.64                    19163.92
  1995/04/30      15264.79                    19518.85
  1995/05/31      15725.14                    20067.96
  1995/06/30      15872.45                    20186.09
  1995/07/31      15843.00                    20233.56
  1995/08/31      15353.65                    19538.27
  1995/09/30      15619.14                    19974.65
  1995/10/31      15810.72                    20123.52
  1995/11/30      15917.64                    20351.15
  1995/12/31      16092.59                    20564.22
  1996/01/31      15893.12                    20310.16
  1996/02/29      15900.11                    20206.59
  1996/03/31      15868.81                    20178.54
  1996/04/30      15812.06                    20098.17
  1996/05/31      15822.83                    20102.49
  1996/06/30      15913.73                    20260.53
  1996/07/31      16190.33                    20648.90
  1996/08/31      16217.62                    20729.27
  1996/09/30      16293.71                    20813.42
  1996/10/31      16536.18                    21202.87
  1996/11/30      16777.01                    21482.28
  1996/12/31      16631.43                    21308.59
  1997/01/31      16140.45                    20738.98
  1997/02/28      16034.53                    20584.17
  1997/03/31      15871.16                    20427.21
  1997/04/30      15751.59                    20250.28
  1997/05/31      16176.00                    20798.32
  1997/06/30      16336.40                    21046.44
  1997/07/31      16181.86                    20882.46
  1997/08/31      16129.50                    20870.06
  1997/09/30      16516.97                    21314.53
  1997/10/31      16766.15                    21756.84
  1997/11/30      16517.08                    21422.95
  1997/12/31      16429.82                    21358.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 160732 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $16,430 - a 64.30% increase on the initial investment. For comparison, look at how the Salomon Brothers World Government Bond Index, Unhedged did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,358 - a 113.58% increase.
UNDERSTANDING
PERFORMANCE
MANY MARKETS AROUND THE GLOBE
OFFER THE POTENTIAL FOR SIGNIFICANT
GROWTH OVER TIME; HOWEVER,
INVESTING IN FOREIGN MARKETS
MEANS ASSUMING GREATER RISKS
THAN INVESTING IN THE UNITED
STATES. FACTORS LIKE CHANGES IN
A COUNTRY'S FINANCIAL MARKETS,
ITS LOCAL POLITICAL AND ECONOMIC
CLIMATE, AND THE FLUCTUATING
VALUE OF ITS CURRENCY CREATE
THESE RISKS. FOR THESE REASONS
AN INTERNATIONAL FUND'S
PERFORMANCE MAY BE MORE
VOLATILE THAN A FUND THAT INVESTS
EXCLUSIVELY IN THE UNITED
STATES.
(CHECKMARK)
DIVIDENDS AND YIELD
PERIODS ENDED DECEMBER 31, 1997    PAST 1        PAST 6         PAST 1
                                   MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE A              4.15(CENTS)   24.29(CENTS)   49.61(CENTS)

ANNUALIZED DIVIDEND RATE           5.35%         5.24%          5.37%

30-DAY ANNUALIZED YIELD            3.75%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $9.14 over the past one month, $9.19 over the past six months and $9.23 over the past one year, you can compare the fund's income over these three periods.
The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.
F NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS OF APPROXIMATELY 35(CENTS) PER SHARE PAID DURING 1997 WERE A NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND ON YOUR SHARE ACTIVITY AND WAS REPORTED TO YOU IN JANUARY 1998. FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
The year that ended December 31,
1997, displayed the complexity and
variety of the world's financial
markets. The serenity of low interest
rates and subdued inflation that had
boosted a number of markets was
rudely interrupted in late October
when Asian markets stumbled
dramatically. Developed-market
government bonds benefited from this
crisis, as investors sought the
perceived safety of high-quality issues.
A strong U.S. dollar, however,
undermined gains for U.S.-based
investors in the Japanese and most
European markets. The Salomon
Brothers World Government Bond
Index, Unhedged - a measure of
government bond market performance
in developed nations - returned just
0.23% for the period. Inflation was
well-controlled throughout Europe,
and bond prices in countries such as
Spain and Italy were buoyed by
steady progress toward meeting the
requirements for membership in the
European Monetary Union (EMU).
Unlike other European currencies, the
pound sterling maintained its strength,
helping boost bond performance in
the United Kingdom. The Asian
volatility staggered emerging bond
markets in October and left lingering
concerns as the new year began. The
J.P. Morgan Emerging Markets Bond
Index returned 16.15% for the period.
Most of these gains were posted
during the first three quarters of the
year, boosted by low interest rates and
positive government reforms. A lack of
inflation, declining interest rates and
the late-year flight to quality boosted
bonds in the U.S., with the Lehman
Brothers Aggregate Bond Index
returning 9.65% in 1997.
NOTE TO SHAREHOLDERS: Effective February 27, 1998, the fund's name changed to Fidelity International Bond Fund. In addition, John Carlson (top right) became lead manager of the fund. Ian Spreadbury (top left), continues to manage the fund's investment-grade developed market investments, while Luis Martins (bottom right) now manages the fund's new emerging market sub-portfolio. The following is an interview with Ian Spreadbury and Christine Thompson (bottom left), who managed the fund's U.S. investments during the period covered by this report; comments from John Carlson regarding changes to the fund and his outlook; and Luis Martins on his investment style.
Q. HOW DID THE FUND PERFORM, IAN?
I.S. For the 12 months that ended December 31, 1997, the fund had a total return of -1.21%. Over the same period, the Salomon Brothers World Government Bond Index, Unhedged, returned 0.23%, and the global income funds average tracked by Lipper Analytical Services returned 3.00%.
Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE LIPPER
AVERAGE?
I.S. Unlike this fund, some of the other funds that make up the Lipper average may have invested in lower-quality, emerging market securities
- which performed quite well through much of the year - or engaged in currency hedging during the period. By doing so, they were able to offset the negative effect caused by the fact that the dollar strengthened over the period. Finally, because we managed the fund to closely approximate the duration - or interest-rate sensitivity - and currency exposure of the broad world bond market as measured by the index, the fund had significant exposure to the underperforming Japanese market, one which many peers avoided. I should like to add, though, that because the fund did not invest in emerging markets in 1997 it performed much better late in the year when emerging markets were caught up in the turmoil caused by currency problems in Asia.
Q. TURNING TO YOU, CHRIS, WHAT WAS THE U.S. BOND MARKET LIKE OVER THE
PAST YEAR?
C.T. U.S. interest rates declined during the year. Despite fears of wage pressures given historically low unemployment rates, the market was supported by benign reported inflation trends. Bond valuation measures across sectors were very compressed, meaning that different issues with similar maturities or interest-rate sensitivity did not provide much of a variation in returns. This environment makes it more difficult to differentiate returns with sector- and issue-selection strategies than it would be in an environment where credit quality, cash-flow structures and characteristics of the various non-government sectors have less compressed valuation measures. Toward the end of the year, though, as the U.S. market rally extended, corporate issuance increased, cheapening valuation measures in that sector. Similarly, an increase in interest-rate volatility caused mortgage valuation measures to increasingly diverge. These repricing trends have been beneficial to the research-based strategies we have employed in managing the fund.
Q. JOHN, PLEASE OUTLINE THE CHANGES TO THE FUND THAT ARE COMING IN
FEBRUARY.
J.C. The fund will be repositioned as an international fund rather than a global fund, and will be investing primarily outside the U.S. This change will allow investors to determine their own allocations between foreign and domestic bonds by combining an investment in the fund with investments in one or more of Fidelity's domestic fixed-income funds. The fund's new policies call for it to invest at least 65% in foreign debt securities. In addition, the fund will now have the ability to invest up to 35% of its assets in emerging markets, including both investment-grade and lower-quality debt securities. Further, the fund will be able to invest in lower-quality debt securities of companies in developed countries such as Canada or the U.K. However, the fund will limit its overall investments in lower-quality debt securities to 35% of its assets.
Q. WHAT'S YOUR OUTLOOK?
J.C. With all that has gone on in recent months - especially the fallout from the Asian situation - I'm certainly concerned. While global volatility has been alarming, one bright spot may be that the dislocation, or repricing of certain emerging market securities downward, may present ample opportunities in those markets. As far as the developed markets are concerned, if interest rates remain low and inflation benign, relative performance should largely depend on the relative weakness or strength of each country's currency.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

LUIS MARTINS ON HIS
INVESTMENT APPROACH:
"In choosing investments for the
fund's emerging market
sub-portfolio, I start by using a
quantitative approach. That is, I
employ computer models to help
me analyze both issuers and
securities at a number of different
levels. I use risk models to help me
research the relative
creditworthiness of government
issuers. I also utilize analytical
tools to help me discern the
relative price of securities. This
quantitative analysis is combined
with the experience of Fidelity's
analysts, whose opportunity for
personal contact with issuers
factors into my investment
decisions. I also consider
important market conditions,
especially liquidity - the strength
of investor activity and interest in
a particular market. In this case,
Fidelity's emerging market trading
desk is very important, since the
traders are well-aware of market
conditions and levels of trading
activity, which can significantly
affect a bond's relative value.
"As this research unfolds, I then
have a final set of country
weightings, which reflects my
assessment of each nation's
creditworthiness. Additionally, I
have selected the most attractively
valued securities within each
country. Once again, an important
factor for choosing investments is
liquidity: Depending on market
conditions, I intend to shy away
from bonds that are not actively
traded, instead focusing on larger
issuers whose bonds I can buy and
sell easily and quickly, if
necessary."
FUND FACTS
GOAL: high total investment return
FUND NUMBER: 451
TRADING SYMBOL: FGBDX
START DATE: December 30, 1986
SIZE: as of December 31,
1997, more than $78 million
MANAGERS: John Carlson, lead
manager, since February 1998;
Ian Spreadbury, manager,
investment-grade developed
markets, since 1996; Luis
Martins, manager, emerging
market investments, since
February 1998
(checkmark)
INVESTMENT CHANGES


THE CHARTS BELOW HIGHLIGHT THREE DIFFERENT ASPECTS OF THE FUND'S
INVESTMENTS: THE COUNTRY WHERE THEY WERE ISSUED, THEIR SENSITIVITY TO INTEREST RATE CHANGES, AND THEIR CURRENCY EXPOSURE. THE TOP COUNTRIES IN EACH TABLE DIFFER BECAUSE SOME SECURITIES HAVE MORE INTEREST RATE RISK THAN OTHERS, AND BECAUSE SECURITIES ISSUED IN ONE COUNTRY MAY BE DENOMINATED IN ANOTHER COUNTRY'S CURRENCY.
TOP FIVE COUNTRIES AS OF DECEMBER 31, 1997
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                               INVESTMENTS    IN THESE COUNTRIES
                                              6 MONTHS AGO

UNITED STATES                  30             29

GERMANY                        10             10

FRANCE                         8              8

UNITED KINGDOM                 8              8

ITALY                          6              5

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY,
INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT
RISKS.
TOP INTEREST RATE EXPOSURES AS OF DECEMBER 31, 1997
(ESTIMATED BY COUNTRY)   % OF FUND'S       % OF INTEREST RATE
                         TOTAL INTEREST    EXPOSURE
                         RATE EXPOSURE     6 MONTHS AGO

UNITED STATES            32                32

JAPAN                    21                24

GERMANY                  10                9

UNITED KINGDOM           8                 8

FRANCE                   8                 7

FIDELITY ESTIMATES INTEREST RATE EXPOSURE BASED ON THE DURATION, OR INTEREST RATE SENSITIVITY, OF THE FUND'S HOLDINGS. AS OF DECEMBER 31, 1997 THE FUND WAS MOST SENSITIVE TO INTEREST RATE MOVEMENTS IN THE U.S., WHICH ACCOUNTS FOR 32% OF THE FUND'S INTEREST RATE EXPOSURE. TOP CURRENCY EXPOSURES AS OF DECEMBER 31, 1997
(ESTIMATED BY CURRENCY)   % OF FUND'S    % OF NET ASSETS
                          NET ASSETS      6 MONTHS AGO

U.S. DOLLAR               32             33

JAPANESE YEN              19             20

GERMAN DEUTSCHE MARK      11             10

FRENCH FRANC              8              7

ITALIAN LIRA              7              6

THE JAPANESE YEN, AT APPROXIMATELY 19% OF NET ASSETS, WAS THE FUND'S LARGEST FOREIGN CURRENCY EXPOSURE AS OF DECEMBER 31, 1997.
INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


CORPORATE BONDS - 27.0%
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
AUSTRALIA - 1.2%
Queensland Treasury Corp. 8%, 5/14/03  Aaa AUD 1,000,000 $ 710,416
St. George Bank Ltd. yankee 7.15%,
10/15/05 (d)  Baa  175,000  180,288
  890,704
CANADA - 3.5%
British Columbia Hydro & Power Authority
yankee 12 1/2%, 1/15/14  Aa2  140,000  154,193
Broadcast Central Trust 7.53%, 5/1/27  Aaa CAD 1,138,385  911,233
Ford Credit CDA Ltd. 8 3/4%, 3/20/00  A1 CAD 1,000,000  744,430
Methanex Corp. yankee 8 7/8%, 11/15/01  A2  480,000  505,339
Trizec Hahn Corp. 7.45%, 6/1/04  - CAD 500,000  355,916
  2,671,111
FINLAND - 0.4%
Merita Bank Ltd. yankee 6 1/2%, 1/15/06  A3  350,000  344,775
FRANCE - 0.8%
Total Cie Francaise des Petroles
8 1/4%, 2/26/02  Aa3 DEM 1,000,000  616,291
GERMANY - 3.4%
Lake Baden Wuerttemberg Finance NV euro
3 3/4%, 6/21/99 (c)  Aaa JPY 250,000  2,002,681
Norddeutsche Landesbank Girozentrale
5 7/8%, 9/25/07  Aa1 DEM 1,000,000  565,304
  2,567,985
NETHERLANDS - 2.3%
Bank Voor Nederlandse he Gemeenten NV
6 1/2%, 8/25/99  Aaa DEM 1,000,000  573,255
Dresdner Finance BV 7 1/4%, 1/12/00  Aa1 DEM 2,000,000  1,171,877
  1,745,132
PANAMA - 0.1%
Banco Latinoamericano Exportaciones SA
euro 6.90%, 12/6/99 (d)  Baa  100,000  101,126
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
UNITED KINGDOM - 3.1%
Argyll Group PLC Class L 8 1/8%, 10/4/02  - GBP 250,000 $ 425,673
Bell Cablemedia PLC yankee 0%,
9/15/05 (f)  Baa  100,000  88,612
Ford Credit Europe PLC 11.70%, 11/18/98 (c)  A1 ITL 1,185,000  704,013
Lloyds Bank PLC 7 3/8%, 3/11/04  Aa2 GBP 500,000  838,899
Midland Bank PLC yankee 7 5/8%, 6/15/06  Aa3  270,000  286,897
  2,344,094
UNITED STATES OF AMERICA - 12.2%
AT&T Capital Corp. 6.65%, 4/30/99  Baa  250,000  251,913
Aristar, Inc. 7 1/2%, 7/1/99  Baa  250,000  254,640
Banc One Corp. 6.70%, 3/24/00  Aa3  120,000  121,307
BanPonce Corp. 6.488%, 3/3/00  A3  100,000  100,440
BanPonce Financial Corp. 6.642%, 4/8/99  A3  320,000  322,358
Chrysler Financial Corp. 6 3/8%, 1/28/00  A3  180,000  180,862
Columbia Gas System, Inc. 6.61%, 11/28/02  Baa  130,000  131,108
Comdisco, Inc.:
6 1/2%, 6/15/00  Baa  600,000  602,850
 5 3/4%, 2/15/01  Baa  200,000  196,684
Dayton Hudson Corp. 6.80%, 10/1/01  Baa  150,000  152,258
Edison Mission Energy Funding Corp.
6.77%, 9/15/03 (d)  Baa  232,741  235,038
Federated Department Stores, Inc.:
10%, 2/15/01   Baa  150,000  164,775
 6.79%, 7/15/27  Baa  100,000  102,677
First Fidelity Bancorp. 9 5/8%, 8/15/99  A2  181,000  190,358
First Hawaiian, Inc. 6 1/4%, 8/15/00  Baa  270,000  269,055
First Tennessee National Corp.
6 3/4%, 11/15/05  Baa  100,000  101,548
Firstar Corp. 7.15%, 9/1/00  A3  320,000  321,856
Fleet Financial Group, Inc. 7 5/8%, 12/1/99  A3  100,000  102,459
KFW International Finance, Inc.
10 5/8%, 9/3/01  Aaa  250,000  455,657
Kansallis-Osake-Pankki (NY Branch)
10%, 5/1/02  A3  100,000  113,639
KeyCorp 8.40%, 4/1/99  A2  250,000  256,890
Levi Strauss & Co. 6.80%, 11/1/03 (d)  Baa  350,000  355,961
Long Island Savings Bank FSB
7%, 6/13/02  Baa  250,000  253,750
MCN Investment Corp.:
5.84%, 2/1/99  Baa  210,000  210,126
 6.03%, 2/1/01  Baa  280,000  279,210
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
UNITED STATES OF AMERICA - CONTINUED
Manufacturers Hanover Corp. 8 1/2%, 2/15/99  A1 $ 130,000 $ 133,195
Massachusetts Electric Co. 6.78%, 11/20/06  A1  250,000  257,255
Occidental Petroleum Corp.:
5.85%, 11/9/98  Baa  90,000  89,780
 5.93%, 11/9/98  Baa  130,000  129,766
 6 3/4%, 9/16/99  Baa  120,000  121,237
 6.09%, 11/29/99  Baa  150,000  149,876
Penney (J.C.) Co., Inc. 6.95%, 4/1/00  A2  150,000  152,418
Philip Morris Companies, Inc.
7%, 7/15/05  A2  150,000  152,904
Provident Bank (Cincinnati, Ohio)
6 1/8%, 12/15/00  A3  510,000  507,618
Raytheon Co.:
6.30%, 8/15/00  Baa  140,000  140,438
 6.45%, 8/15/04  Baa  160,000  160,786
Shawmut National Corp. 8 5/8%, 12/15/99  A3  290,000  302,505
Southwest Gas Corp. 9 3/4%, 6/15/02  Baa  90,000  101,357
Star Banc Corp. 6.21%, 9/26/00  A3  150,000  150,443
TCI Communication, Inc. 7 1/4%, 6/15/99  Ba1  250,000  252,868
Time Warner, Inc. 7.95%, 2/1/00  Ba1  260,000  267,992
Union Planters Corp. 6 3/4%, 11/1/05  Baa  200,000  201,256
WorldCom, Inc. 9 3/8%, 1/15/04  Ba1  261,000  276,339
  9,275,452
TOTAL CORPORATE BONDS
(Cost $21,465,740)   20,556,670
GOVERNMENT OBLIGATIONS (E) - 60.0%
AUSTRIA - 3.0%
Austrian Republic euro:
4 1/2 %, 9/28/05 (c)  Aaa JPY 170,000  1,558,805
 3 3/4%, 2/3/09 (c)  Aaa JPY 85,000  752,843
  2,311,648
BELGIUM - 2.4%
Belgian Kingdom:
7%, 4/29/99 (c)  Aa1 BEF 15,000  418,924
 9%, 3/28/03 (c)  Aa1 BEF 25,000  796,401
 7 1/2%, 7/29/08 (c)  Aa1 BEF 20,000  624,127
  1,839,452
GOVERNMENT OBLIGATIONS (E) - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
CANADA - 0.9%
Canadian Government 10%, 5/1/02  Aa1 CAD 870,000 $ 713,442
DENMARK - 1.8%
Danish Kingdom Bullet:
6%, 12/10/99  Aaa DKK 2,000,000  299,829
 8%, 5/15/03  Aaa DKK 4,500,000  742,412
 8%, 3/15/06  Aaa DKK 2,000,000  338,166
  1,380,407
FINLAND - 0.6%
Finnish Government 10%, 9/15/01 (Reg.)  Aaa FIM 2,000,000  430,336
FRANCE - 7.4%
French Government:
4 3/4%, 4/12/99  Aaa FRF 3,500,000  586,055
 6 3/4%, 10/25/04  Aaa FRF 6,800,000  1,237,852
 8 1/2%, 12/26/12  Aaa FRF 5,000,000  1,074,458
 OAT:
 9 1/2%, 1/25/01  Aaa FRF 5,300,000  1,002,367
  8 1/2%, 4/25/03  Aaa FRF 2,200,000  426,048
  7 1/2%, 4/25/05  Aaa FRF 5,500,000  1,043,206
  8 1/2%, 4/25/23  Aaa FRF 1,300,000  290,452
  5,660,438
GERMANY - 6.2%
Germany Federal Republic:
6 1/2%, 1/2/99  Aaa DEM 500,000  284,960
 8 3/8%, 5/21/01  Aaa DEM 1,800,000  1,116,230
 6 1/2%, 10/14/05  Aaa DEM 2,500,000  1,498,610
 6%, 6/20/16  Aaa DEM 900,000  516,530
Treuhandstalt 7 3/4%, 10/1/02  Aaa DEM 2,100,000  1,306,939
  4,723,269
ITALY - 5.8%
Italian Republic:
12%, 9/1/01 (c)  Aa3 ITL 1,400,000  967,785
 8 1/2%, 4/1/04 (c)  Aa3  ITL 1,300,000  850,818
 9 1/2%, 1/1/05 (c)  Aa3  ITL 3,750,000  2,601,184
  4,419,787
GOVERNMENT OBLIGATIONS (E) - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
NETHERLANDS - 3.0%
Dutch Government:
 6 3/4%, 2/15/99  AAA NLG 800,000 $ 406,020
 7%, 6/15/05  AAA NLG 1,850,000  1,012,958
 8 1/4%, 2/15/07  AAA NLG 1,400,000  834,473
  2,253,451
SPAIN - 5.4%
Spanish Kingdom:
11.45%, 8/30/98 (c)  Aa2 ESP 120,000  820,102
 10.90%, 8/30/03 (c)  Aa2 ESP 140,000  1,167,669
 10.15%, 1/31/06 (c)  Aa2 ESP 50,000  425,160
 3.10%, 9/20/06 (c)  Aa2 ESP 200,000  1,676,431
  4,089,362
SWEDEN - 1.8%
Swedish Kingdom 6%, 2/9/05  Aa1 SEK 4,700,000  597,000
Swedish National Housing Finance Corp.
9%, 6/15/01  A1 SEK 5,800,000  797,700
  1,394,700
UNITED KINGDOM - 4.9%
United Kingdom Great Britain & Northern Ireland:
8%, 12/7/00  Aaa GBP 200,000  340,518
 11 3/4%, 1/22/07  Aaa GBP 510,000  1,024,746
 8 1/2%, 7/16/07  Aaa GBP 400,000  757,953
 8 3/4%, 8/25/17  Aaa GBP 750,000  1,573,394
  3,696,611
UNITED STATES OF AMERICA - 16.8%
Federal Farm Credit Bank 8.06%, 1/4/05  Aaa  1,000,000  1,112,810
Federal Home Loan Mortgage Corporation
7%, 6/1/01  Aaa  93,661  94,859
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency) :
 Class 1-C, 9 1/4%, 11/15/01  Aaa  445,990  474,605
  Class 2-E, 9.40%, 5/15/02  Aaa  594,771  631,808
Guaranteed Export Trust Certificates (assets of
Trust guaranteed by U.S. Government
through Export-Import Bank):
 Series 1993-C, 5.20%, 10/15/04  Aaa  58,489  56,935
  Series 1993-D, 5.23%, 5/15/05  Aaa  102,128  99,275
  Series 1994-A, 7.12%, 4/15/06  Aaa  118,456  123,004
  Series 1994-C, 6.61%, 9/15/99  Aaa  23,623  23,756
GOVERNMENT OBLIGATIONS (E) - CONTINUED
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
UNITED STATES OF AMERICA - CONTINUED
Israel Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank) Series 1994-1,
6.88%, 1/26/03  Aaa $ 110,000 $ 112,031
Overseas Private Investment Corp. U.S.
Government guaranteed participation
certificate Series 1994-195,
6.08%, 8/15/04 (callable)  Aaa  230,000  230,246
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 8%, 11/15/01  Aaa  740,000  793,036
  6 1/8%, 3/15/03  Aaa  162,000  162,886
U.S. Treasury:
6%, 8/15/99  Aaa  300,000  301,452
 7 3/4%, 12/31/99  Aaa  39,000  40,517
 10 3/4%, 5/15/03  Aaa  255,000  312,972
 11 5/8%, 11/15/04  Aaa  1,100,000  1,460,074
 12%, 8/15/13 (callable)  Aaa  65,000  95,774
 9 7/8%, 11/15/15  Aaa  2,140,000  3,045,819
 9%, 11/15/18  Aaa  115,000  155,358
 7 1/4%, 2/15/23  Aaa  3,000,000  3,424,680
  12,751,897
TOTAL GOVERNMENT OBLIGATIONS
(Cost $48,073,538)   45,664,800
SUPRANATIONAL OBLIGATIONS - 11.4%
African Development Bank 7 3/4%, 12/15/01  Aa1  340,000  358,265
Asian Development Bank 5%, 2/5/03 (c) Aaa JPY 280,000 2,524,343 European Investment Bank 3%, 9/20/06 (c) Aaa JPY 265,000 2,216,604 Inter-American Development Bank
6 3/4%, 2/20/01 (c)  Aaa JPY 250,000  2,260,195
International Bank Reconstruction & Development
4 3/4%, 12/20/04 (c)  Aaa JPY 140,000  1,292,669
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $9,594,332)   8,652,076
COMMERCIAL MORTGAGE SECURITIES - 1.4%
 MOODY'S RATINGS (C)  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (B)
UNITED STATES OF AMERICA - 1.4%
Ford Credit Grantor Trust 5.90%, 10/15/00   Aaa $ 266,531 $ 266,365
GS Mortgage Securities Corp. II Series 1997-GL
Class A2-B, 6.86%, 7/13/30  Aaa  150,000  154,061
Green Tree Financial Corp. 6.45%, 5/15/27   Aaa  160,000  160,250
Petroleum Enhanced Trust Receivables Offering
Petroleum Trust 6.1875%, 2/5/03 (d)  Baa  180,226  180,226
Structured Asset Securities Corp. sequential pay
Series 1995-C4 Class A-1A, 6.90%, 6/25/26  Aaa  5,544  5,517
WFS Financial Owner Trust 7.05%, 11/20/03  Aaa  270,000  275,935
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $874,083)   1,042,354
CASH EQUIVALENTS - 0.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 6.40%, dated
12/31/97 due 1/2/98  $ 129,046  129,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $80,136,693)  $ 76,044,900
CURRENCY ABBREVIATIONS
AUD - Australian dollar
BEF - Belgian franc
GBP - British pound
CAD - Canadian dollar
DKK - Danish krone
NLG - Dutch guilder
FIM - Finnish markka
FRF - French franc
DEM - German deutsche mark
ITL - Italian lira
JPY - Japanese yen
ESP - Spanish peseta
SEK - Swedish krona
LEGEND
1. Principal amount is stated in United States dollars unless otherwise noted.
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Principal amount in thousands.
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,052,639 or 1.3% of net assets.
5. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
6. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 86.0% AAA, AA, A 83.4%
Baa 6.9% BBB  11.1%
Ba 1.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 1.0%.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment
in Securities
Aerospace & Defense    0.4%
Basic Industries     0.6
Cash Equivalents    0.2
Commercial Mortgage Securities    1.4
Construction & Real Estate     0.5
Durables     0.5
Energy     1.5
Finance    18.1
Government Obligations   60.0
Media & Leisure    0.8
Nondurables    0.2
Retail & Wholesale    1.3
Services     0.9
Supranational  Obligations   11.4
Technology     1.0
Utilities    1.2
     100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $80,136,734. Net unrealized depreciation aggregated $4,091,834, of which $1,311,114 related to appreciated investment securities and $5,402,948 related to depreciated investment securities.
At December 31, 1997, the fund had a capital loss carryforward of approximately $94,000,000 of which $81,000,000 and $13,000,000 will expire on December 31, 2002 and 2003, respectively.
The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to foreign countries or possessions of the United States are 103.38% and 3.38%, respectively (unaudited).
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

7.ASSETS                                                        8.          9.

10.INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE     11.         $ 76,044,900
AGREEMENTS OF $129,000) (COST $80,136,693) -
SEE ACCOMPANYING SCHEDULE

12.CASH                                                         13.          507


14.RECEIVABLE FOR INVESTMENTS SOLD                              15.          1,567,983

16.INTEREST RECEIVABLE                                          17.          2,008,342

18. 19.TOTAL ASSETS                                             20.          79,621,732

21.LIABILITIES                                                  22.         23.

24.PAYABLE FOR INVESTMENTS PURCHASED                            $ 875,919   25.

26.PAYABLE FOR FUND SHARES REDEEMED                              233,179    27.

28.ACCRUED MANAGEMENT FEE                                        45,917     29.

30.OTHER PAYABLES AND ACCRUED EXPENSES                           84,378     31.

32. 33.TOTAL LIABILITIES                                        34.          1,239,393

35.36.NET ASSETS                                                37.         $ 78,382,339

38.NET ASSETS CONSIST OF:                                       39.         40.

41.PAID IN CAPITAL                                              42.         $ 177,087,402

43.DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME             44.          (361,431)

45.ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON        46.          (94,171,675)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

47.NET UNREALIZED APPRECIATION (DEPRECIATION) ON                48.          (4,171,957)
INVESTMENTS AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

49.50.NET ASSETS, FOR 8,619,985 SHARES OUTSTANDING              51.         $ 78,382,339

52.53.NET ASSET VALUE, OFFERING PRICE AND REDEMPTION            54.          $9.09
PRICE PER SHARE ($78,382,339 (DIVIDED BY) 8,619,985 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

55.INVESTMENT INCOME                                       57.            $ 6,132,503
56.INTEREST

58.EXPENSES                                                59.            60.

61.MANAGEMENT FEE                                          $ 638,301      62.

63.TRANSFER AGENT FEES                                      318,200       64.

65.ACCOUNTING FEES AND EXPENSES                             70,104        66.

67.NON-INTERESTED TRUSTEES' COMPENSATION                    406           68.

69.CUSTODIAN FEES AND EXPENSES                              22,052        70.

71.REGISTRATION FEES                                        24,712        72.

73.AUDIT                                                    68,283        74.


75.LEGAL                                                    934           76.


77.INTEREST                                                 7,283         78.

79.REPORTS TO SHAREHOLDERS                                  23,855        80.

81.MISCELLANEOUS                                            797           82.

83. TOTAL EXPENSES BEFORE REDUCTIONS                        1,174,927     84.

85. EXPENSE REDUCTIONS                                      (1,398)        1,173,529

86.87.NET INVESTMENT INCOME                                88.             4,958,974

89.REALIZED AND UNREALIZED GAIN (LOSS)                     91.            92.
90.NET REALIZED GAIN (LOSS) ON:

93. INVESTMENT SECURITIES                                   (2,839,911)   94.

95. FOREIGN CURRENCY TRANSACTIONS                           (215,320)      (3,055,231)

96.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    97.            98.
ON:

99. INVESTMENT SECURITIES                                   (3,642,784)   100.

101. ASSETS AND LIABILITIES IN FOREIGN CURRENCIES           (56,864)       (3,699,648)

102.103.NET GAIN (LOSS)                                    104.            (6,754,879)

105.106.NET INCREASE (DECREASE) IN NET ASSETS RESULTING    107.           $ (1,795,905)
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                             YEAR ENDED      YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,
                                                             1997            1996

108.INCREASE (DECREASE) IN NET ASSETS

109.OPERATIONS                                               $ 4,958,974     $ 8,916,006
NET INVESTMENT INCOME

110. NET REALIZED GAIN (LOSS)                                 (3,055,231)     (7,015,348)

111. CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (3,699,648)     1,182,260

112.                                                          (1,795,905)     3,082,918
113.NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS

114.DISTRIBUTIONS TO SHAREHOLDERS                             (1,504,944)     (1,498,070)
FROM NET INVESTMENT INCOME

115. RETURN OF CAPITAL                                        (3,461,039)     (6,776,101)

116. 117.TOTAL DISTRIBUTIONS                                  (4,965,983)     (8,274,171)

118.SHARE TRANSACTIONS                                        38,795,875      84,390,375
NET PROCEEDS FROM SALES OF SHARES

119. REINVESTMENT OF DISTRIBUTIONS                            4,325,909       7,117,696

120. COST OF SHARES REDEEMED                                  (71,608,454)    (169,547,782)

121.122.                                                      (28,486,670)    (78,039,711)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

123.                                                          (35,248,558)    (83,230,964)
124.TOTAL INCREASE (DECREASE) IN NET ASSETS

125.NET ASSETS                                               126.            127.

128. BEGINNING OF PERIOD                                      113,630,897     196,861,861

129.                                                         $ 78,382,339    $ 113,630,897
END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
OF NET INVESTMENT INCOME OF $361,431 AND
 $573,011, RESPECTIVELY)

130.OTHER INFORMATION                                        132.            133.
131.SHARES

134. SOLD                                                     4,190,363       8,703,025

135. ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  469,964         735,927

136. REDEEMED                                                 (7,737,241)     (17,554,058)

137. NET INCREASE (DECREASE)                                  (3,076,914)     (8,115,106)


FINANCIAL HIGHLIGHTS

138.                              YEARS ENDED DECEMBER 31,

139.                              1997                       1996        1995        1994         1993

140.SELECTED PER-SHARE DATA

141.NET ASSET VALUE,              $ 9.710                    $ 9.940     $ 9.880     $ 12.610     $ 11.340
BEGINNING OF PERIOD

142.INCOME FROM INVESTMENT         .497 A                     .550        .745 B      .569 B       .731
OPERATIONS
NET INVESTMENT INCOME

143. NET REALIZED AND              (.621)                     (.234)      (.109) B    (2.589) B    1.648
UNREALIZED
 GAIN (LOSS)

144. TOTAL FROM INVESTMENT         (.124)                     .316        .636        (2.020)      2.379
 OPERATIONS

145.LESS DISTRIBUTIONS

146. FROM NET INVESTMENT           (.150)                     (.096)      (.516)      (.225)       (.629)
INCOME

147. IN EXCESS OF NET              -                          -           -           (.054)       -
 INVESTMENT INCOME

148. FROM NET REALIZED GAIN        -                          -           -           -            (.280)

149. IN EXCESS OF NET REALIZED     -                          -           -           (.020)       (.200)
GAIN

150. RETURN OF CAPITAL             (.346)                     (.450)      (.060)      (.411)       -

151. TOTAL DISTRIBUTIONS           (.496)                     (.546)      (.576)      (.710)       (1.109)

152.NET ASSET VALUE, END OF       $ 9.090                    $ 9.710     $ 9.940     $ 9.880      $ 12.610
PERIOD

153.TOTAL RETURN                   (1.21)%                    3.35%       6.66%       (16.31)%     21.91%

154.RATIOS AND SUPPLEMENTAL
DATA

155.NET ASSETS, END OF PERIOD     $ 78,382                   $ 113,631   $ 196,862   $ 382,803    $ 686,252
(000 OMITTED)

156.RATIO OF EXPENSES TO           1.27%                      1.22%       1.16%       1.14%        1.17%
AVERAGE
NET ASSETS

157.RATIO OF NET INVESTMENT        5.36%                      6.09%       6.19%       6.50%        6.79%
INCOME TO AVERAGE NET ASSETS

158.PORTFOLIO TURNOVER RATE        74%                        91%         322%        367%         198%


A NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
B CERTAIN PER-SHARE AMOUNTS HAVE BEEN RECLASSIFIED TO PERMIT
COMPARISON WITH CURRENT YEAR PRESENTATION.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


7. SIGNIFICANT ACCOUNTING
POLICIES.
Fidelity Global Bond Fund (the fund), is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. At a special meeting of the shareholders of the fund, held on September 17, 1997, shareholders approved an Agreement and Plan of Reorganization providing for the reorganization of the fund into Fidelity School Street Trust, effective on or about February 26, 1998. Effective February 27, 1998, Fidelity Global Bond Fund will change its name to Fidelity International Bond Fund. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INCOME TAXES - CONTINUED
which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
For the periods ended December 31, 1996 and 1997, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 1997 calendar year was reported to shareholders prior to February 1, 1998.)
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
8. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of
2. OPERATING POLICIES -
CONTINUED
FOREIGN CURRENCY CONTRACTS -
CONTINUED
foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
9. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $66,711,762 and $103,029,630, respectively, of which U.S. government and government agency obligations aggregated $18,016,186 and $30,436,484, respectively.
10. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
MANAGEMENT FEE - CONTINUED
equivalent to an annual rate of .69% of average net assets. SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .34% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
11. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $6,232,000 and $3,495,846, respectively. The weighted average interest rate was 5.77%.
12. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $981 and $417, respectively, under these arrangements.
13. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Bond Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Investment Trust: Fidelity Global Bond Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity Fidelity Global Bond Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 13, 1998
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on September 17, 1997. The results of votes taken among shareholders on proposals before them are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
RALPH F. COX
AFFIRMATIVE    307,469,095.652   87.117

WITHHELD       45,467,029.324    12.883

TOTAL          352,936,124.976   100.00

PHYLLIS BURKE DAVIS
AFFIRMATIVE    307,387,377.836   87.094

WITHHELD       45,548,747.140    12.906

TOTAL          352,936,124.976   100.000

ROBERT M. GATES
AFFIRMATIVE    307,219,404.498   87.047

WITHHELD       45,716,720.478    12.953

TOTAL          352,936,124.976   100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE    307,304,255.082   87.071

WITHHELD       45,631,869.894    12.929

TOTAL          352,936,124.976   100.00

E. BRADLEY JONES
AFFIRMATIVE    307,163,389.202   87.031

WITHHELD       45,772,735.774    12.969

TOTAL          352,936,124.976   100.000

DONALD J. KIRK
AFFIRMATIVE    307,589,965.173   87.152

WITHHELD       45,346,159.803    12.848

TOTAL          352,936,124.976   100.000

 # OF % OF
 SHARES VOTED SHARES VOTED
PETER S. LYNCH
AFFIRMATIVE    307,609,611.247   87.157

WITHHELD       45,326,513.729    12.843

TOTAL          352,936,124.976   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    307,616,784.105   87.159

WITHHELD       45,319,340.871    12.841

TOTAL          352,936,124.976   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    307,384,278.082   87.093

WITHHELD       45,551,846.894    12.907

TOTAL          352,936,124.976   100.000

MARVIN L. MANN
AFFIRMATIVE    307,596,505.166   87.154

WITHHELD       45,339,619.810    12.846

TOTAL          352,936,124.976   100.000

ROBERT C. POZEN
AFFIRMATIVE    307,465,181.656   87.116

WITHHELD       45,470,943.320    12.884

TOTAL          352,936,124.976   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    307,326,062.668   87.077

WITHHELD       45,610,062.308    12.923

TOTAL          352,936,124.976   100.000

PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. and Price
Waterhouse LLP as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    297,481,581.663   84.288

AGAINST        4,739,203.560     1.342

ABSTAIN        50,715,339.753    14.370

TOTAL          352,936,124.976   100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
Trust:
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    274,619,710.990   79.850

AGAINST        15,944,801.447    4.637

ABSTAIN        53,353,237.539    15.513

TOTAL          343,917,749.976   100.000

BROKER         9,018,375.000
NON-VOTES

Fund:
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    3,771,105.904   78.026

AGAINST        293,814.441     6.079

ABSTAIN        768,239.099     15.895

TOTAL          4,833,159.444   100.000

BROKER         373,825.000
NON-VOTES

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    273,821,090.658   79.618

AGAINST        14,687,878.962    4.271

ABSTAIN        55,408,780.356    16.111

TOTAL          343,917,749.976   100.000

BROKER         9,018,375.000
NON-VOTES

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    253,910,627.527   73.810

AGAINST        33,659,944.597    9.785

ABSTAIN        56,433,204.852    16.405

TOTAL          344,003,776.976   100.000

BROKER         8,932,348.000
NON-VOTES

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    3,448,413.276   71.349

AGAINST        576,895.526     11.936

ABSTAIN        807,850.642     16.715

TOTAL          4,833,159.444   100.000

BROKER         373,825.000
NON-VOTES

PROPOSAL 7
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    4,193,586.439   80.538

AGAINST        212,930.174     4.089

ABSTAIN        800,467.831     15.373

TOTAL          5,206,984.444   100.000

PROPOSAL 8
To approve a new sub-advisory agreement with Fidelity Investments
Japan Limited to provide investment advice and research ser- vices or investment management services.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    3,721,551.812   77.000

AGAINST        266,051.649     5.505

ABSTAIN        845,555.983     17.495

TOTAL          4,833,159.444   100.000

BROKER         373,825.000
NON-VOTES

PROPOSAL 9
To approve an agreement and plan providing for the reorganization of the fund from a separate series of one Massachusetts business trust to another Massachusetts business trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    3,823,993.214   79.120

AGAINST        200,578.095     4.150

ABSTAIN        808,588.135     16.730

TOTAL          4,833,159.444   100.000

BROKER         373,825.000
NON-VOTES

PROPOSAL 10
To amend the fund's fundamental investment limitation concerning real estate.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    3,536,086.144   73.163

AGAINST        452,631.685     9.365

ABSTAIN        844,441.615     17.472

TOTAL          4,833,159.444   100.000

BROKER         373,825.000
NON-VOTES

PROPOSAL 11
To amend the fund's fundamental investment limitation concerning borrowing.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    3,644,371.021   75.403

AGAINST        351,045.669     7.264

ABSTAIN        837,742.754     17.333

TOTAL          4,833,159.444   100.000

BROKER         373,825.000
NON-VOTES




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
Fidelity Investments Japan Limited
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
John H. Carlson, Vice President
Fred L. Henning, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Securities
Intermediate Bond
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
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